EXHIBIT 99.1

First Financial Bancorp Reports Second Quarter 2016 Financial Results
Net Income Increases 14% from First Quarter 2016

Cincinnati, Ohio - July 21, 2016 - First Financial Bancorp (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the second quarter 2016. For the three months ended June 30, 2016, the Company reported net income of $22.6 million, or $0.36 per diluted common share. These results compare to net income of $19.8 million, or $0.32 per diluted common share, for the first quarter of 2016 and $18.9 million, or $0.31 per diluted common share, for the second quarter of 2015.

Return on average assets for the second quarter of 2016 was 1.11% while return on average tangible common equity was 14.49%. These compare to a return on average assets of 0.98% and return on average tangible common equity of 13.06% in the first quarter of 2016 and a return on average assets of 1.05% and a return on average tangible common equity of 11.60% in the second quarter of 2015.

Second quarter highlights include:

•	Loan balances increased $196.6 million, or 14.4% on an annualized basis, from the linked quarter

•	Stable net interest margin of 3.61%; 3.67% on a fully tax equivalent basis

•	Other noninterest income included $2.4 million of previously unrealized income from the redemption of a limited partnership investment and $0.2 million in losses on sales of investment securities

•	Other noninterest expense included $0.2 million of expenses related to branch consolidation activities

•	Emphasis on expense management reflected in 56.6% efficiency ratio for the quarter

•	Provision expense increased $2.4 million as a result of strong loan growth and a moderate increase in classified assets

Claude Davis, Chief Executive Officer, commented, “We are pleased with another strong quarter of results, which produced our 103rd consecutive quarter of profitability. Strong demand in our metropolitan markets and our specialty finance business resulted in loan growth of 14.4% on an annualized basis during the quarter."

“In addition to strong loan growth during the period, our results reflect a stable net interest margin, disciplined expense management and a steady credit outlook. As we look forward, we remain focused on executing our strategy and raising the performance level of the Company.”

The format of this release announcing our second quarter financial results was updated to include an accompanying slide presentation.  Management intends to make reference to the accompanying slides during the earnings conference call on Friday, July 22, 2016.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, July 22, 2016 at 8:30 a.m. Eastern Standard Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10084369. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information and any non-GAAP reconciliations related to this release is available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

About First Financial Bancorp
First Financial Bancorp is a Cincinnati, Ohio based bank holding company. As of June 30, 2016, the Company had $8.3 billion in assets, $5.7 billion in loans, $6.1 billion in deposits and $846.7 million in shareholders’ equity. The Company’s subsidiary, First Financial Bank, N.A., founded in 1863, provides banking and financial services products through its five lines of business: commercial, consumer, wealth management, specialty finance and mortgage. The commercial, consumer, specialty finance and mortgage units provide traditional banking services to business and retail clients. First Financial Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.4 billion in assets under management as of June 30, 2016. The Company’s strategic operating markets are located in Ohio, Indiana and Kentucky where it operates 101 banking centers. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

Forward-Looking Statement
Certain statements contained in this release which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors and statements of future economic performances and statements of assumptions underlying such statements. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management’s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. These factors include, but are not limited to: economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act); management’s ability to effectively execute its business plan; mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; the effect of changes in accounting policies and practices; and the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as its other filings with the SEC, for a more detailed discussion of these risks, uncertainties and other factors that could cause actual results to differ from those discussed in the forward-looking statements. Such forward-looking statements are meaningful only on the date when such statements are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

Contact Information
Investors/Analysts                    Media
John Gavigan                        Adam Kiefaber
Chief Financial Officer                    Media Relations
(513) 887-5400                        (513) 979-5735
InvestorRelations@bankatfirst.com            adam.kiefaber@bankatfirst.com

2

Selected Financial Information
June 30, 2016
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Six months ended,
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,
	2016	2016	2015	2015	2015	2016	2015
RESULTS OF OPERATIONS
Net income	$22,568	$19,814	$19,820	$18,673	$18,949	$42,382	$36,570
Net earnings per share - basic	$0.37	$0.32	$0.33	$0.31	$0.31	$0.69	$0.60
Net earnings per share - diluted	$0.36	$0.32	$0.32	$0.30	$0.31	$0.68	$0.59
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.16	$0.32	$0.32

KEY FINANCIAL RATIOS
Return on average assets	1.11%	0.98%	0.99%	0.97%	1.05%	1.04%	1.02%
Return on average shareholders' equity	10.84%	9.70%	9.62%	9.12%	9.49%	10.27%	9.28%
Return on average tangible shareholders' equity	14.49%	13.06%	12.98%	12.33%	11.60%	13.78%	11.36%

Net interest margin	3.61%	3.62%	3.63%	3.61%	3.56%	3.62%	3.58%
Net interest margin (fully tax equivalent) (1)	3.67%	3.68%	3.69%	3.67%	3.62%	3.67%	3.64%

Ending shareholders' equity as a percent of ending assets	10.19%	10.09%	9.93%	10.32%	10.87%	10.19%	10.87%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	7.85%	7.71%	7.53%	7.84%	9.08%	7.85%	9.08%
Risk-weighted assets	9.51%	9.49%	9.47%	9.90%	11.63%	9.51%	11.63%

Average shareholders' equity as a percent of average assets	10.21%	10.12%	10.29%	10.67%	11.05%	10.16%	11.00%
Average tangible shareholders' equity as a percent of
average tangible assets	7.83%	7.71%	7.83%	8.12%	9.23%	7.78%	9.17%

Book value per share	$13.67	$13.36	$13.13	$13.17	$13.00	$13.67	$13.00
Tangible book value per share	$10.26	$9.94	$9.69	$9.74	$10.65	$10.26	$10.65

Common equity tier 1 ratio (2)	10.07%	10.16%	10.28%	10.51%	12.34%	10.07%	12.34%
Tier 1 ratio (2)	10.07%	10.16%	10.29%	10.52%	12.35%	10.07%	12.35%
Total capital ratio (2)	12.70%	12.84%	13.04%	13.37%	13.31%	12.70%	13.31%
Leverage ratio (2)	8.38%	8.27%	8.33%	8.58%	9.77%	8.38%	9.77%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$5,569,080	$5,417,812	$5,248,465	$5,032,708	$4,793,471	$5,493,446	$4,782,134
FDIC indemnification asset	15,404	17,138	18,437	19,848	20,744	16,271	21,424
Investment securities	1,869,540	1,938,772	1,934,173	1,848,083	1,782,785	1,904,156	1,772,759
Interest-bearing deposits with other banks	21,687	24,291	18,920	37,468	19,960	22,989	20,604
Total earning assets	$7,475,711	$7,398,013	$7,219,995	$6,938,107	$6,616,960	$7,436,862	$6,596,921
Total assets	$8,203,837	$8,118,945	$7,950,278	$7,611,389	$7,243,886	$8,161,391	$7,222,717
Noninterest-bearing deposits	$1,441,068	$1,386,768	$1,402,283	$1,344,049	$1,325,485	$1,413,918	$1,305,885
Interest-bearing deposits	4,867,439	4,749,253	4,845,056	4,615,886	4,446,248	4,808,346	4,404,121
Total deposits	$6,308,507	$6,136,021	$6,247,339	$5,959,935	$5,771,733	$6,222,264	$5,710,006
Borrowings	$965,951	$1,065,739	$763,408	$746,706	$587,225	$1,015,845	$638,832
Shareholders' equity	$837,412	$821,588	$817,756	$812,396	$800,598	$829,500	$794,588

CREDIT QUALITY RATIOS
Allowance to ending loans	0.99%	0.98%	0.99%	1.02%	1.09%	0.99%	1.09%
Allowance to nonaccrual loans	254.56%	244.16%	190.73%	149.33%	133.28%	254.56%	133.28%
Allowance to nonperforming loans	112.74%	103.07%	93.89%	95.34%	88.49%	112.74%	88.49%
Nonperforming loans to total loans	0.88%	0.95%	1.06%	1.07%	1.23%	0.88%	1.23%
Nonperforming assets to ending loans, plus OREO	1.04%	1.16%	1.30%	1.36%	1.56%	1.04%	1.56%
Nonperforming assets to total assets	0.72%	0.78%	0.86%	0.90%	1.03%	0.72%	1.03%
Net charge-offs to average loans (annualized)	0.08%	0.10%	0.14%	0.17%	0.27%	0.09%	0.23%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) June 30, 2016 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Six months ended,
	Jun. 30,			Jun. 30,
	2016	2015	% Change	2016	2015	% Change
Interest income
Loans, including fees	$64,424	$54,586	18.0%	$127,823	$109,050	17.2%
Investment securities
Taxable	10,706	9,281	15.4%	22,079	18,889	16.9%
Tax-exempt	1,156	1,139	1.5%	2,318	2,256	2.7%
Total investment securities interest	11,862	10,420	13.8%	24,397	21,145	15.4%
Other earning assets	(1,103)	(1,162)	5.1%	(2,242)	(2,343)	(4.3)%
Total interest income	75,183	63,844	17.8%	149,978	127,852	17.3%

Interest expense
Deposits	5,457	4,621	18.1%	10,987	9,441	16.4%
Short-term borrowings	1,053	253	316.2%	2,223	556	299.8%
Long-term borrowings	1,541	296	420.6%	3,081	595	417.8%
Total interest expense	8,051	5,170	55.7%	16,291	10,592	53.8%
Net interest income	67,132	58,674	14.4%	133,687	117,260	14.0%
Provision for loan and lease losses	4,037	3,070	31.5%	5,692	5,130	11.0%
Net interest income after provision for loan and lease losses	63,095	55,604	13.5%	127,995	112,130	14.1%

Noninterest income
Service charges on deposit accounts	4,455	4,803	(7.2)%	8,836	9,326	(5.3)%
Trust and wealth management fees	3,283	3,274	0.3%	6,723	6,908	(2.7)%
Bankcard income	3,130	2,972	5.3%	6,012	5,592	7.5%
Client derivative fees	1,799	878	104.9%	2,894	1,840	57.3%
Net gains from sales of loans	1,846	1,924	(4.1)%	3,027	3,388	(10.7)%
Net gain on sale of investment securities	(188)	1,094	(117.2)%	(164)	1,094	(115.0)%
FDIC loss sharing income	59	(304)	(119.4)%	(506)	(1,350)	(62.5)%
Accelerated discount on covered / formerly covered loans	1,191	4,094	(70.9)%	2,162	6,186	(65.1)%
Other	4,619	2,680	72.4%	6,722	6,044	11.2%
Total noninterest income	20,194	21,415	(5.7)%	35,706	39,028	(8.5)%

Noninterest expenses
Salaries and employee benefits	29,526	27,451	7.6%	59,141	54,392	8.7%
Net occupancy	4,491	4,380	2.5%	9,448	9,385	0.7%
Furniture and equipment	2,130	2,219	(4.0)%	4,343	4,372	(0.7)%
Data processing	2,765	2,657	4.1%	5,483	5,429	1.0%
Marketing	801	973	(17.7)%	1,866	1,861	0.3%
Communication	477	558	(14.5)%	958	1,128	(15.1)%
Professional services	1,299	1,727	(24.8)%	3,112	3,697	(15.8)%
State intangible tax	639	577	10.7%	1,278	1,154	10.7%
FDIC assessments	1,112	1,114	(0.2)%	2,244	2,204	1.8%
Loss (gain) - other real estate owned	43	419	(89.7)%	(147)	893	(116.5)%
Loss sharing expense	(12)	576	(102.1)%	285	877	(67.5)%
Other	6,142	6,135	0.1%	12,122	11,462	5.8%
Total noninterest expenses	49,413	48,786	1.3%	100,133	96,854	3.4%
Income before income taxes	33,876	28,233	20.0%	63,568	54,304	17.1%
Income tax expense	11,308	9,284	21.8%	21,186	17,734	19.5%
Net income	$22,568	$18,949	19.1%	$42,382	$36,570	15.9%

ADDITIONAL DATA
Net earnings per share - basic	$0.37	$0.31		$0.69	$0.60
Net earnings per share - diluted	$0.36	$0.31		$0.68	$0.59
Dividends declared per share	$0.16	$0.16		$0.32	$0.32

Return on average assets	1.11%	1.05%		1.04%	1.02%
Return on average shareholders' equity	10.84%	9.49%		10.27%	9.28%

Interest income	$75,183	$63,844	17.8%	$149,978	$127,852	17.3%
Tax equivalent adjustment	1,058	988	7.1%	2,110	1,971	7.1%
Interest income - tax equivalent	76,241	64,832	17.6%	152,088	129,823	17.2%
Interest expense	8,051	5,170	55.7%	16,291	10,592	53.8%
Net interest income - tax equivalent	$68,190	$59,662	14.3%	$135,797	$119,231	13.9%

Net interest margin	3.61%	3.56%		3.62%	3.58%
Net interest margin (fully tax equivalent) (1)	3.67%	3.62%		3.67%	3.64%

Full-time equivalent employees	1,403	1,366

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2016
	Second	First	Full	% Change
	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans, including fees	$64,424	$63,399	$127,823	1.6%
Investment securities
Taxable	10,706	11,373	22,079	(5.9)%
Tax-exempt	1,156	1,162	2,318	(0.5)%
Total investment securities interest	11,862	12,535	24,397	(5.4)%
Other earning assets	(1,103)	(1,139)	(2,242)	3.2%
Total interest income	75,183	74,795	149,978	0.5%

Interest expense
Deposits	5,457	5,530	10,987	(1.3)%
Short-term borrowings	1,053	1,170	2,223	(10.0)%
Long-term borrowings	1,541	1,540	3,081	0.1%
Total interest expense	8,051	8,240	16,291	(2.3)%
Net interest income	67,132	66,555	133,687	0.9%
Provision for loan and lease losses	4,037	1,655	5,692	143.9%
Net interest income after provision for loan and lease losses	63,095	64,900	127,995	(2.8)%

Noninterest income
Service charges on deposit accounts	4,455	4,381	8,836	1.7%
Trust and wealth management fees	3,283	3,440	6,723	(4.6)%
Bankcard income	3,130	2,882	6,012	8.6%
Client derivative fees	1,799	1,095	2,894	64.3%
Net gains from sales of loans	1,846	1,181	3,027	56.3%
Net gain on sale of investment securities	(188)	24	(164)	100.0%
FDIC loss sharing income	59	(565)	(506)	(110.4)%
Accelerated discount on covered / formerly covered loans	1,191	971	2,162	22.7%
Other	4,619	2,103	6,722	119.6%
Total noninterest income	20,194	15,512	35,706	30.2%

Noninterest expenses
Salaries and employee benefits	29,526	29,615	59,141	(0.3)%
Net occupancy	4,491	4,957	9,448	(9.4)%
Furniture and equipment	2,130	2,213	4,343	(3.8)%
Data processing	2,765	2,718	5,483	1.7%
Marketing	801	1,065	1,866	(24.8)%
Communication	477	481	958	(0.8)%
Professional services	1,299	1,813	3,112	(28.4)%
State intangible tax	639	639	1,278	0.0%
FDIC assessments	1,112	1,132	2,244	(1.8)%
Loss (gain) - other real estate owned	43	(190)	(147)	(122.6)%
Loss sharing expense	(12)	297	285	(104.0)%
Other	6,142	5,980	12,122	2.7%
Total noninterest expenses	49,413	50,720	100,133	(2.6)%
Income before income taxes	33,876	29,692	63,568	14.1%
Income tax expense	11,308	9,878	21,186	14.5%
Net income	$22,568	$19,814	$42,382	13.9%

ADDITIONAL DATA
Net earnings per share - basic	$0.37	$0.32	$0.69
Net earnings per share - diluted	$0.36	$0.32	$0.68
Dividends declared per share	$0.16	$0.16	$0.32

Return on average assets	1.11%	0.98%	1.04%
Return on average shareholders' equity	10.84%	9.70%	10.27%

Interest income	$75,183	$74,795	$149,978	0.5%
Tax equivalent adjustment	1,058	1,052	2,110	0.6%
Interest income - tax equivalent	76,241	75,847	152,088	0.5%
Interest expense	8,051	8,240	16,291	(2.3)%
Net interest income - tax equivalent	$68,190	$67,607	$135,797	0.9%

Net interest margin	3.61%	3.62%	3.62%
Net interest margin (fully tax equivalent) (1)	3.67%	3.68%	3.67%

Full-time equivalent employees	1,403	1,390

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2015
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans, including fees	$62,502	$58,694	$54,586	$54,464	$230,246
Investment securities
Taxable	10,702	9,986	9,281	9,608	39,577
Tax-exempt	1,192	1,163	1,139	1,117	4,611
Total investment securities interest	11,894	11,149	10,420	10,725	44,188
Other earning assets	(1,164)	(1,168)	(1,162)	(1,181)	(4,675)
Total interest income	73,232	68,675	63,844	64,008	269,759

Interest expense
Deposits	5,172	4,861	4,621	4,820	19,474
Short-term borrowings	434	374	253	303	1,364
Long-term borrowings	1,543	281	296	299	2,419
Total interest expense	7,149	5,516	5,170	5,422	23,257
Net interest income	66,083	63,159	58,674	58,586	246,502
Provision for loan and lease losses	1,864	2,647	3,070	2,060	9,641
Net interest income after provision for loan and lease losses	64,219	60,512	55,604	56,526	236,861

Noninterest income
Service charges on deposit accounts	4,755	4,934	4,803	4,523	19,015
Trust and wealth management fees	3,086	3,134	3,274	3,634	13,128
Bankcard income	3,077	2,909	2,972	2,620	11,578
Client derivative fees	945	1,604	878	962	4,389
Net gains from sales of loans	1,325	1,758	1,924	1,464	6,471
Net gain on sale of investment securities	2	409	1,094	0	1,505
FDIC loss sharing income	(164)	(973)	(304)	(1,046)	(2,487)
Accelerated discount on covered / formerly covered loans	785	3,820	4,094	2,092	10,791
Other	2,008	2,760	2,680	3,364	10,812
Total noninterest income	15,819	20,355	21,415	17,613	75,202

Noninterest expenses
Salaries and employee benefits	29,632	27,768	27,451	26,941	111,792
Net occupancy	4,337	4,510	4,380	5,005	18,232
Furniture and equipment	2,185	2,165	2,219	2,153	8,722
Data processing	2,843	2,591	2,657	2,772	10,863
Marketing	1,052	810	973	888	3,723
Communication	502	531	558	570	2,161
Professional services	1,833	4,092	1,727	1,970	9,622
State intangible tax	598	579	577	577	2,331
FDIC assessments	1,139	1,103	1,114	1,090	4,446
Loss (gain) - other real estate owned	772	196	419	474	1,861
Loss sharing expense	414	574	576	301	1,865
Other	5,977	8,073	6,135	5,327	25,512
Total noninterest expenses	51,284	52,992	48,786	48,068	201,130
Income before income taxes	28,754	27,875	28,233	26,071	110,933
Income tax expense	8,934	9,202	9,284	8,450	35,870
Net income	$19,820	$18,673	$18,949	$17,621	$75,063

ADDITIONAL DATA
Net earnings per share - basic	$0.33	$0.31	$0.31	$0.29	$1.23
Net earnings per share - diluted	$0.32	$0.30	$0.31	$0.29	$1.21
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.64

Return on average assets	0.99%	0.97%	1.05%	0.99%	1.00%
Return on average shareholders' equity	9.62%	9.12%	9.49%	9.06%	9.33%

Interest income	$73,232	$68,675	$63,844	$64,008	$269,759
Tax equivalent adjustment	1,046	1,000	988	983	4,017
Interest income - tax equivalent	74,278	69,675	64,832	64,991	273,776
Interest expense	7,149	5,516	5,170	5,422	23,257
Net interest income - tax equivalent	$67,129	$64,159	$59,662	$59,569	$250,519

Net interest margin	3.63%	3.61%	3.56%	3.61%	3.60%
Net interest margin (fully tax equivalent) (1)	3.69%	3.67%	3.62%	3.67%	3.66%

Full-time equivalent employees	1,400	1,394	1,366	1,353

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	% Change	% Change
	2016	2016	2015	2015	2015	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$106,174	$102,675	$114,841	$112,298	$116,318	3.4%	(8.7)%
Interest-bearing deposits with other banks	18,911	15,582	33,734	24,191	41,027	21.4%	(53.9)%
Investment securities available-for-sale	1,114,349	1,164,319	1,190,642	1,069,667	955,764	(4.3)%	16.6%
Investment securities held-to-maturity	670,111	702,315	726,259	756,035	791,839	(4.6)%	(15.4)%
Other investments	51,261	53,255	53,725	53,431	53,585	(3.7)%	(4.3)%
Loans held for sale	10,494	15,369	20,957	26,287	21,151	(31.7)%	(50.4)%
Loans and leases
Commercial and industrial	1,794,533	1,744,732	1,663,102	1,637,467	1,315,087	2.9%	36.5%
Lease financing	100,263	101,135	93,986	82,679	84,723	(0.9)%	18.3%
Construction - real estate	374,949	341,453	311,712	276,240	229,256	9.8%	63.6%
Commercial - real estate	2,363,456	2,261,857	2,258,297	2,169,662	2,171,806	4.5%	8.8%
Residential - real estate	512,800	508,512	512,311	506,653	506,391	0.8%	1.3%
Home equity	467,549	466,010	466,629	463,629	463,222	0.3%	0.9%
Installment	46,917	41,627	41,506	39,974	43,073	12.7%	8.9%
Credit card	40,746	39,283	41,217	39,759	39,216	3.7%	3.9%
Total loans	5,701,213	5,504,609	5,388,760	5,216,063	4,852,774	3.6%	17.5%
Less
Allowance for loan and lease losses	56,708	53,732	53,398	53,332	52,876	5.5%	7.2%
Net loans	5,644,505	5,450,877	5,335,362	5,162,731	4,799,898	3.6%	17.6%
Premises and equipment	133,969	138,036	136,603	139,020	139,170	(2.9)%	(3.7)%
Goodwill and other intangibles	211,199	211,533	211,865	211,732	145,465	(0.2)%	45.2%
FDIC indemnification asset	14,504	16,256	17,630	18,931	20,338	(10.8)%	(28.7)%
Accrued interest and other assets	334,625	323,337	305,793	306,210	298,817	3.5%	12.0%
Total Assets	$8,310,102	$8,193,554	$8,147,411	$7,880,533	$7,383,372	1.4%	12.6%

LIABILITIES
Deposits
Interest-bearing demand	$1,436,078	$1,430,963	$1,414,291	$1,330,673	$1,175,219	0.4%	22.2%
Savings	1,974,449	1,922,892	1,945,805	1,979,627	1,947,566	2.7%	1.4%
Time	1,279,934	1,414,313	1,406,124	1,440,223	1,262,881	(9.5)%	1.4%
Total interest-bearing deposits	4,690,461	4,768,168	4,766,220	4,750,523	4,385,666	(1.6)%	6.9%
Noninterest-bearing	1,429,163	1,408,609	1,413,404	1,330,905	1,330,149	1.5%	7.4%
Total deposits	6,119,624	6,176,777	6,179,624	6,081,428	5,715,815	(0.9)%	7.1%
Federal funds purchased and securities sold
under agreements to repurchase	80,084	75,499	89,325	62,317	68,349	6.1%	17.2%
FHLB short-term borrowings	1,035,000	894,400	849,100	701,200	641,700	15.7%	61.3%
Total short-term borrowings	1,115,084	969,899	938,425	763,517	710,049	15.0%	57.0%
Long-term debt	119,596	119,556	119,540	119,515	47,084	0.0%	154.0%
Total borrowed funds	1,234,680	1,089,455	1,057,965	883,032	757,133	13.3%	63.1%
Accrued interest and other liabilities	109,075	100,735	100,446	103,061	108,041	8.3%	1.0%
Total Liabilities	7,463,379	7,366,967	7,338,035	7,067,521	6,580,989	1.3%	13.4%

SHAREHOLDERS' EQUITY
Common stock	567,687	567,497	571,155	570,025	571,501	0.0%	(0.7)%
Retained earnings	410,893	398,224	388,240	378,258	369,462	3.2%	11.2%
Accumulated other comprehensive loss	(17,688)	(23,209)	(30,580)	(17,219)	(20,715)	(23.8)%	(14.6)%
Treasury stock, at cost	(114,169)	(115,925)	(119,439)	(118,052)	(117,865)	(1.5)%	(3.1)%
Total Shareholders' Equity	846,723	826,587	809,376	813,012	802,383	2.4%	5.5%
Total Liabilities and Shareholders' Equity	$8,310,102	$8,193,554	$8,147,411	$7,880,533	$7,383,372	1.4%	12.6%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
ASSETS
Cash and due from banks	$121,426	$117,782	$119,881	$114,279	$114,024	$119,604	$113,436
Federal funds sold	0	0	0	0	0	0	0
Interest-bearing deposits with other banks	21,687	24,291	18,920	37,468	19,960	22,989	20,604
Investment securities	1,869,540	1,938,772	1,934,173	1,848,083	1,782,785	1,904,156	1,772,759
Loans held for sale	11,752	13,216	18,677	15,185	9,292	12,484	8,951
Loans and leases
Commercial and industrial	1,752,237	1,657,279	1,612,485	1,464,508	1,318,408	1,704,758	1,309,687
Lease financing	100,103	94,935	89,200	83,300	82,578	97,519	220,877
Construction - real estate	348,100	322,600	295,574	259,972	226,314	335,350	2,123,409
Commercial - real estate	2,294,980	2,270,686	2,180,015	2,164,917	2,117,450	2,282,833	496,903
Residential - real estate	510,262	509,422	505,208	500,544	497,350	509,842	44,379
Home equity	466,170	466,722	465,131	462,283	459,414	466,446	458,752
Installment	44,438	41,698	41,148	42,008	43,393	43,068	38,843
Credit card	41,038	41,254	41,027	39,991	39,272	41,146	80,333
Total loans	5,557,328	5,404,596	5,229,788	5,017,523	4,784,179	5,480,962	4,773,183
Less
Allowance for loan and lease losses	55,504	54,882	53,731	54,398	54,662	55,193	54,158
Net loans	5,501,824	5,349,714	5,176,057	4,963,125	4,729,517	5,425,769	4,719,025
Premises and equipment	137,927	138,377	138,689	139,457	140,117	138,152	140,632
Goodwill and other intangibles	211,363	211,707	211,722	179,333	145,500	211,535	145,594
FDIC indemnification asset	15,404	17,138	18,437	19,848	20,744	16,271	21,424
Accrued interest and other assets	312,914	307,948	313,722	294,611	281,947	310,431	280,292
Total Assets	$8,203,837	$8,118,945	$7,950,278	$7,611,389	$7,243,886	$8,161,391	$7,222,717

LIABILITIES
Deposits
Interest-bearing demand	$1,483,025	$1,391,591	$1,423,915	$1,230,621	$1,220,391	$1,437,308	$1,198,449
Savings	2,042,188	1,938,206	2,005,100	2,015,373	1,950,127	1,990,197	1,932,523
Time	1,342,226	1,419,456	1,416,041	1,369,892	1,275,730	1,380,841	1,273,149
Total interest-bearing deposits	4,867,439	4,749,253	4,845,056	4,615,886	4,446,248	4,808,346	4,404,121
Noninterest-bearing	1,441,068	1,386,768	1,402,283	1,344,049	1,325,485	1,413,918	1,305,885
Total deposits	6,308,507	6,136,021	6,247,339	5,959,935	5,771,733	6,222,264	5,710,006
Federal funds purchased and securities sold
under agreements to repurchase	86,457	89,349	79,354	68,505	67,664	87,903	72,440
FHLB short-term borrowings	759,919	856,837	564,522	606,618	472,295	808,378	518,848
Total short-term borrowings	846,376	946,186	643,876	675,123	539,959	896,281	591,288
Long-term debt	119,575	119,553	119,532	71,583	47,266	119,564	47,544
Total borrowed funds	965,951	1,065,739	763,408	746,706	587,225	1,015,845	638,832
Accrued interest and other liabilities	91,967	95,597	121,775	92,352	84,330	93,782	79,291
Total Liabilities	7,366,425	7,297,357	7,132,522	6,798,993	6,443,288	7,331,891	6,428,129

SHAREHOLDERS' EQUITY
Common stock	567,682	570,558	570,510	570,723	571,078	569,120	572,497
Retained earnings	406,788	395,756	385,295	378,160	365,847	401,272	360,875
Accumulated other comprehensive loss	(21,901)	(26,165)	(18,962)	(19,725)	(18,242)	(24,033)	(19,197)
Treasury stock, at cost	(115,157)	(118,561)	(119,087)	(116,762)	(118,085)	(116,859)	(119,587)
Total Shareholders' Equity	837,412	821,588	817,756	812,396	800,598	829,500	794,588
Total Liabilities and Shareholders' Equity	$8,203,837	$8,118,945	$7,950,278	$7,611,389	$7,243,886	$8,161,391	$7,222,717

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	June 30, 2016		March 31, 2016		June 30, 2015		June 30, 2016		June 30, 2015
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$1,869,540	2.54%	$1,938,772	2.59%	$1,782,785	2.34%	$1,904,156	2.58%	$1,772,759	2.41%
Interest-bearing deposits with other banks	21,687	0.50%	24,291	0.53%	19,960	0.26%	22,989	0.52%	20,604	0.26%
Gross loans (2)	5,584,484	4.55%	5,434,950	4.59%	4,814,215	4.45%	5,509,717	4.59%	4,803,558	4.48%
Total earning assets	7,475,711	4.03%	7,398,013	4.06%	6,616,960	3.87%	7,436,862	4.07%	6,596,921	3.91%

Nonearning assets
Allowance for loan and lease losses	(55,504)		(54,882)		(54,662)		(55,193)		(54,158)
Cash and due from banks	121,426		117,782		114,024		119,604		113,436
Accrued interest and other assets	662,204		658,032		567,564		660,118		566,518
Total assets	$8,203,837		$8,118,945		$7,243,886		$8,161,391		$7,222,717

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$1,483,025	0.13%	$1,391,591	0.16%	$1,220,391	0.08%	$1,437,308	0.14%	$1,198,449	0.08%
Savings	2,042,188	0.25%	1,938,206	0.26%	1,950,127	0.19%	1,990,197	0.26%	1,932,523	0.23%
Time	1,342,226	1.10%	1,419,456	1.05%	1,275,730	1.08%	1,380,841	1.08%	1,273,149	1.08%
Total interest-bearing deposits	4,867,439	0.45%	4,749,253	0.47%	4,446,248	0.42%	4,808,346	0.46%	4,404,121	0.43%
Borrowed funds
Short-term borrowings	846,376	0.50%	946,186	0.50%	539,959	0.19%	896,281	0.50%	591,288	0.19%
Long-term debt	119,575	5.17%	119,553	5.17%	47,266	2.51%	119,564	5.20%	47,544	2.52%
Total borrowed funds	965,951	1.08%	1,065,739	1.02%	587,225	0.37%	1,015,845	1.05%	638,832	0.36%
Total interest-bearing liabilities	5,833,390	0.55%	5,814,992	0.57%	5,033,473	0.41%	5,824,191	0.56%	5,042,953	0.42%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	1,441,068		1,386,768		1,325,485		1,413,918		1,305,885
Other liabilities	91,967		95,597		84,330		93,782		79,291
Shareholders' equity	837,412		821,588		800,598		829,500		794,588
Total liabilities & shareholders' equity	$8,203,837		$8,118,945		$7,243,886		$8,161,391		$7,222,717

Net interest income (1)	$67,132		$66,555		$58,674		$133,687		$117,260
Net interest spread (1)		3.48%		3.49%		3.46%		3.51%		3.49%
Net interest margin (1)		3.61%		3.62%		3.56%		3.62%		3.58%

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(234)	$(439)	$(673)	$892	$550	$1,442	$1,568	$1,684	$3,252
Interest-bearing deposits with other banks	(2)	(3)	(5)	12	2	14	26	6	32
Gross loans (2)	(629)	1,695	1,066	1,153	8,730	9,883	2,754	16,088	18,842
Total earning assets	(865)	1,253	388	2,057	9,282	11,339	4,348	17,778	22,126

Interest-bearing liabilities
Total interest-bearing deposits	$(206)	$133	$(73)	$364	$472	$836	$622	$924	$1,546
Borrowed funds
Short-term borrowings	7	(124)	(117)	419	381	800	911	756	1,667
Long-term debt	1	0	1	313	932	1,245	630	1,856	2,486
Total borrowed funds	8	(124)	(116)	732	1,313	2,045	1,541	2,612	4,153
Total interest-bearing liabilities	(198)	9	(189)	1,096	1,785	2,881	2,163	3,536	5,699
Net interest income (1)	$(667)	$1,244	$577	$961	$7,497	$8,458	$2,185	$14,242	$16,427

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

						Six months ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2016	2016	2015	2015	2015	2016	2015
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$53,732	$53,398	$53,332	$52,876	$53,076	$53,398	$52,858
Provision for loan and lease losses	4,037	1,655	1,864	2,647	3,070	5,692	5,130
Gross charge-offs
Commercial and industrial	189	329	622	536	510	518	1,991
Construction - real estate	0	0	0	85	0	0	0
Commercial - real estate	1,224	432	1,137	941	2,515	1,656	2,723
Residential - real estate	20	39	31	101	250	59	564
Home equity	230	273	300	322	163	503	863
Installment	29	54	128	124	12	83	143
Other	357	240	242	276	237	597	531
Covered / formerly covered loans	653	1,075	3,818	1,577	1,585	1,728	3,501
Total gross charge-offs	2,702	2,442	6,278	3,962	5,272	5,144	10,316
Recoveries
Commercial and industrial	387	163	386	357	185	550	229
Construction - real estate	0	7	91	0	10	7	39
Commercial - real estate	158	346	597	444	179	504	533
Residential - real estate	78	62	192	87	23	140	87
Home equity	121	164	102	195	129	285	283
Installment	37	35	36	59	44	72	104
Other	64	81	74	52	71	145	116
Covered / formerly covered loans	796	263	3,002	577	1,361	1,059	3,813
Total recoveries	1,641	1,121	4,480	1,771	2,002	2,762	5,204
Total net charge-offs	1,061	1,321	1,798	2,191	3,270	2,382	5,112
Ending allowance for loan and lease losses	$56,708	$53,732	$53,398	$53,332	$52,876	$56,708	$52,876

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	(0.05)%	0.04%	0.06%	0.05%	0.10%	0.00%	0.27%
Construction - real estate	0.00%	(0.01)%	(0.12)%	0.13%	(0.02)%	0.00%	(0.04)%
Commercial - real estate	0.20%	0.02%	0.10%	0.10%	0.48%	0.11%	0.22%
Residential - real estate	(0.05)%	(0.02)%	(0.14)%	0.01%	0.21%	(0.04)%	0.22%
Home equity	0.10%	0.10%	0.18%	0.12%	0.03%	0.10%	0.28%
Installment	(0.08)%	0.19%	0.94%	0.65%	(0.32)%	0.05%	0.19%
Other	0.85%	0.48%	0.52%	0.74%	0.55%	0.66%	0.71%
Covered / formerly covered loans	(0.29)%	1.51%	1.40%	1.60%	0.33%	0.64%	(0.22)%
Total net charge-offs	0.08%	0.10%	0.14%	0.17%	0.27%	0.09%	0.23%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$2,870	$3,757	$8,231	$7,191	$6,683	$2,870	$6,683
Construction - real estate	0	0	0	79	223	0	223
Commercial - real estate	8,397	8,178	9,059	17,228	21,186	8,397	21,186
Residential - real estate	4,824	4,243	5,027	4,940	5,257	4,824	5,257
Home equity	2,250	3,018	2,787	2,702	2,735	2,250	2,735
Installment	433	113	127	321	305	433	305
Lease financing	1,167	121	122	0	0	1,167	0
Covered / formerly covered loans	2,336	2,577	2,644	3,252	3,284	2,336	3,284
Nonaccrual loans	22,277	22,007	27,997	35,713	39,673	22,277	39,673
Accruing troubled debt restructurings (TDRs)	28,022	30,127	28,876	20,226	20,084	28,022	20,084
Total nonperforming loans	50,299	52,134	56,873	55,939	59,757	50,299	59,757
Other real estate owned (OREO)	9,302	11,939	13,254	15,187	16,401	9,302	16,401
Total nonperforming assets	59,601	64,073	70,127	71,126	76,158	59,601	76,158
Accruing loans past due 90 days or more	981	59	108	58	70	981	70
Total underperforming assets	$60,582	$64,132	$70,235	$71,184	$76,228	$60,582	$76,228
Total classified assets	$143,331	$133,940	$132,431	$130,132	$139,931	$143,331	$151,962

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	254.56%	244.16%	190.73%	149.33%	133.28%	254.56%	133.28%
Nonperforming loans	112.74%	103.07%	93.89%	95.34%	88.49%	112.74%	88.49%
Total ending loans	0.99%	0.98%	0.99%	1.02%	1.09%	0.99%	1.09%
Allowance and loan marks, net of indemnification asset, to total loans	1.06%	1.08%	1.11%	1.17%	1.27%	1.06%	1.27%
Nonperforming loans to total loans	0.88%	0.95%	1.06%	1.07%	1.23%	0.88%	1.23%
Nonperforming assets to
Ending loans, plus OREO	1.04%	1.16%	1.30%	1.36%	1.56%	1.04%	1.56%
Total assets	0.72%	0.78%	0.86%	0.90%	1.03%	0.72%	1.03%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.55%	0.62%	0.76%	0.97%	1.15%	0.55%	1.15%
Total assets	0.38%	0.41%	0.51%	0.65%	0.76%	0.38%	0.76%

(1) Nonaccrual loans include nonaccrual TDRs of $8.0 million, $7.5 million, $9.3 million, $13.6 million, and $14.1 million, as of June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30 2015, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Six months ended,
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2016	2016	2015	2015	2015	2016	2015
PER COMMON SHARE
Market Price
High	$20.16	$18.36	$20.72	$19.69	$18.55	$20.16	$18.55
Low	$17.49	$14.91	$17.83	$17.55	$16.68	$14.91	$16.52
Close	$19.45	$18.18	$18.07	$19.08	$17.94	$19.45	$17.94

Average shares outstanding - basic	61,194,254	61,036,797	60,985,096	61,135,749	61,115,802	61,115,525	61,064,928
Average shares outstanding - diluted	62,027,008	61,840,247	61,861,182	61,987,795	61,915,294	61,912,366	61,824,106
Ending shares outstanding	61,959,529	61,855,027	61,641,680	61,713,633	61,707,847	61,959,529	61,707,847

Total shareholders' equity	$846,723	$826,587	$809,376	$813,012	$802,383	$846,723	$802,383

REGULATORY CAPITAL (1)	Preliminary					Preliminary
Common equity tier 1 capital	$673,313	$658,001	$648,748	$638,574	$697,139	$673,313	$697,139
Common equity tier 1 capital ratio	10.07%	10.16%	10.28%	10.51%	12.34%	10.07%	12.34%
Tier 1 capital	$673,417	$658,105	$648,852	$638,678	$697,243	$673,417	$697,243
Tier 1 ratio	10.07%	10.16%	10.29%	10.52%	12.35%	10.07%	12.35%
Total capital	$849,303	$831,924	$822,431	$812,029	$751,818	$849,303	$751,818
Total capital ratio	12.70%	12.84%	13.04%	13.37%	13.31%	12.70%	13.31%
Total capital in excess of minimum
requirement	$272,708	$273,135	$317,780	$326,117	$300,006	$272,708	$300,006
Total risk-weighted assets	$6,685,158	$6,478,716	$6,308,139	$6,073,899	$5,647,658	$6,685,158	$5,647,658
Leverage ratio	8.38%	8.27%	8.33%	8.58%	9.77%	8.38%	9.77%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	10.19%	10.09%	9.93%	10.32%	10.87%	10.19%	10.87%
Ending tangible shareholders' equity to ending tangible assets	7.85%	7.71%	7.53%	7.84%	9.08%	7.85%	9.08%
Average shareholders' equity to average assets	10.21%	10.12%	10.29%	10.67%	11.05%	10.16%	11.00%
Average tangible shareholders' equity to average tangible assets	7.83%	7.71%	7.83%	8.12%	9.23%	7.78%	9.17%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	91,032	148,935	0	0	0
Average share repurchase price	N/A	N/A	$18.85	$18.68	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	$1,716	$2,783	N/A	N/A	N/A

(1) 2015 amounts and ratios are calculated under the Basel III standardized approach
(2) Represents share repurchases as part of publicly announced plans.
N/A = Not applicable